UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 24, 2011

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-28000 58-2213805
(Commission File Number) (IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia 30339-5949
(Address of Principal Executive Offices) (Zip Code)

                         770-779-3900

(Registrant’s Telephone Number, Including Area Code)

                                     Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On October 24, 2011, PRGX Global, Inc. (“PRGX” or the “Company”) issued a press release announcing its unaudited results for the third quarter and nine months ended September 30, 2011, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

99.1     Press Release dated October 24, 2011

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated:  October 24, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated October 24, 2011